EXHIBIT 10.13
September 26, 2006
WHITE ELECTRONIC DESIGNS CORPORATION
3601 East University Drive
Phoenix, Arizona 85034

Re:	Loan by JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA (Main Office Chicago)) (“Lender”) to WHITE ELECTRONIC DESIGNS CORPORATION (“Borrower”)
Ladies and Gentlemen:
     Lender has extended to Borrower credit pursuant to the Loan and Security Agreement, dated January 7, 2000 (as amended from time to time, “Loan Agreement”) in the principal amount of $12,000,000.00 (the “Loan”) and evidenced by the Promissory Note, dated June 30, 2000 (“Note”). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Loan Agreement.
     Lender and Borrower agree to amend the Loan Documents as follows:
     1. The definition of “Termination Date” in the Loan Agreement is hereby amended to mean December 31, 2006.
     2. The definition of “Maturity Date” in the Note is hereby amended to mean December 31, 2006
     All other terms and conditions of the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect. All property or rights to or interest in property granted as security for the Loan, shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.
JPMorgan Chase Bank, N.A. Commercial Banking AZ1-1178 po Box 71, Phoenix AZ 85001-0071

     Please acknowledge your receipt and acceptance of the foregoing terms and conditions by signing and returning a copy of this letter. In addition, please obtain the consent and agreement of the Guarantors by having them sign the copy of this letter to be returned by you.

Sincerely,

JPMORGAN CHASE BANK, N.A., (successor by merger to BANK ONE, NA, (Main Office Chicago)

By: Name:	/s/ Steve Reinhart Steve Reinhart
Title:	Senior Vice President

Consented and agreed to this 28th day of Sept., 2006.

WHITE ELECTRONIC DESIGNS CORPORATION, an Indiana corporation

By: Name:	/s/ Hamid Shokrgozar Hamid Shokrgozar
Title:	President & CEO

CONSENT AND AGREEMENT
     The foregoing amendments are hereby consented and agreed to this 28th day of Sept., 2006.

PANELVIEW, INCORPORATED, an Oregon corporation

By: Name:	/s/ Hamid Shokrgozar Hamid Shokrgozar
Title:	President & CEO

INTERFACE DATA SYSTEMS, INC., an Arizona corporation

By:	/s/ Hamid Shokrgozar

Name:	Hamid Shokrgozar
Title:	President & CEO

IDS ACQUISITION CORPORATION, an Arizona corporation

By:	/s/ Hamid R. Shokrgozar

Name:	Hamid R. Shokrgozar
Title:	President & CEO

GUARANTORS